SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: November 13, 2002
               Date of earliest event reported: November 12, 2002

                               AXA FINANCIAL, INC.
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             (Exact name of Registrant as specified in its charter)



             Delaware                     1-11166                13-3623351
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                           1290 Avenue of the Americas
                                New York, New York              10104
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                   (Address of principal executive offices)   (Zip Code)


                                 (212) 554-1234
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              (Registrant's telephone number, including area code)


                                      None
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             (Former name or address, if changed since last report)

                        ITEM 9. REGULATION FD DISCLOSURE

         On November 12, 2002, each of the Chief Executive Officer, Christopher
M. Condron, and the Chief Financial Officer, Stanley B. Tulin, of the Registrant made certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, accompanying Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002. Copies of these certifications are attached hereto as Exhibits 99.1 and 99.2 respectively.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AXA FINANCIAL, INC.


Date:  November 13, 2002                By: /s/ Kevin R. Byrne
                                            --------------------------------
                                            Name:   Kevin R. Byrne
                                            Title:  Senior Vice President and
                                                    Treasurer

                                  Exhibit Index


Exhibit Number    Exhibit Description

99.1              Certification of the Chief Executive Officer, Christopher M.
                  Condron, of AXA Financial, Inc. pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2              Certification of the Chief Financial Officer, Stanley B.
                  Tulin, of AXA Financial, Inc. pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.